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                          Mainstay Plus Variable Annuity
                                  Investing in
                  NYLIAC Variable Annuity Separate Account-III

                        Supplement dated August 14, 1998
                     to the Prospectus dated August 1, 1998


This Supplement provides information that a prospective investor should know before investing. Please read it carefully and retain it for future reference. This Supplement is not valid unless accompanied by the current prospectus for the Policies ("Policy Prospectus"). Defined terms used but not defined in this Supplement have the same meanings as in the Policy Prospectus.






     Effective immediately, Owners may not effect telephone transactions through the Interactive Voice Response system. Owners, or persons designated by the Owner, may effect telephone transactions ONLY by speaking with a service representative at (888) 695-6246.




















                 New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                                51 Madison Avenue
                            New York, New York 10010